Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)
Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended

Subject Company: XLNT Veterinary Care, Inc.

For Further Information:

AT THE COMPANY:	AT FINANCIAL RELATIONS BOARD:
Joel Kanter	Erin Cox
President and Secretary	General Information
Echo Healthcare Acquisition Corp.	(310) 854-8319
(703) 760-7888	ecox@frbir.com

FOR IMMEDIATE RELEASE

ECHO HEALTHCARE ANNOUNCES TWO TRANSACTIONS RECENTLY COMPLETED BY XLNT VETERINARY CARE

VIENNA, Virginia—April 10, 2007—Echo Healthcare Acquisition Corp. (“Echo” or the “Company”) (OTCBB: EHHA.OB), a blank check company, announced today that XLNT Veterinary Care, Inc. (“XLNT”), a provider of veterinary primary care services to companion animals through a network of fully-owned veterinary hospitals, has acquired two additional veterinary hospitals in California during the month of March. Terms of the two transactions were not disclosed. Including these two transactions, XLNT has now purchased a total of 15 hospitals since Echo announced on September 11, 2006 that it had entered into a definitive agreement to acquire XLNT. Echo’s acquisition of XLNT is anticipated to close in the fourth quarter of 2007.

Robert Wallace, CEO of XLNT, stated, “We are pleased to announce the acquisition of these two additional hospitals. Both of these facilities fit our previously stated acquisition criteria, which include being located in densely populated suburban areas with favorable pet ownership demographics. We believe these two new acquisitions complement our existing network and provide us with the critical mass necessary to achieve our consolidated revenue objectives with Echo.”

Gene Burleson, CEO of Echo, commented, “With these two additional acquisitions announced today, XLNT has acquired 15 hospitals since our original announcement of the deal in September 2006, bringing the total to 26 hospitals operated by XNLT in the state of California. Importantly, with these acquisitions announced today, XLNT has reached a key milestone by achieving the previously stated revenue objective required by our merger agreement. In the coming weeks, we will actively begin the process of completing the work needed to close the transaction with XLNT, including filing with the SEC the materials for our shareholder meeting and seeking stockholder approval. We remain optimistic that we will be able to complete the acquisition of XLNT in the fourth quarter of 2007.”

Since audited financial statements will be required for those hospitals acquired in 2007 up to the date of acquisition, XLNT has agreed to suspend its acquisition program as of March 31 in order to complete all the work needed to enable Echo to file its proxy statement/prospectus as soon as possible and start the process to seek stockholder approval of the proposed merger. During this period, XLNT’s management will focus on integrating all hospitals and clinics acquired prior to that date and on improving operations.

About XLNT Veterinary Care, Inc.

XLNT Veterinary Care, Inc. a provider of veterinary primary care services to companion animals through a network of fully-owned veterinary hospitals. XLNT currently owns and operates 26 veterinary hospitals in the state of California.

About Echo Healthcare Acquisition Corp.

Echo Healthcare Acquisition Corp. is a blank check company that was formed on June 10, 2005 to serve as a vehicle for the acquisition of one or more domestic or international operating businesses in the healthcare industry. On March 22, 2006, Echo consummated its initial public offering (“IPO”) of 6,250,000 Units. On March 27, 2006, the Company consummated the closing of 937,500 additional Units subject to the underwriters' over-allotment option. The 7,187,500 Units sold in the IPO (including the 937,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, which together with the private placement of the 458,333 warrants to certain stockholders and directors of the Company at an offering price of $1.20 per share, generated total gross proceeds of $58,050,000. Of this amount, $54,947,000 was placed in trust. Echo common stock trades on the OTC Bulletin Board under the symbol EHHA.OB. To learn more about Echo, visit the website at http://www.echohealthcare.com.

Additional Information about the Merger and Where to Find It

Echo plans to file a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with the merger, and Echo expects to mail a Proxy Statement/Prospectus to stockholders of Echo concerning the proposed merger transaction. Investors and security holders of Echo are urged to read the registration statement and proxy statement/prospectus and the other relevant materials carefully when they become available because they will contain important information about Echo, XLNT, the merger and related matters. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the Registration Statement and Proxy Statement/Prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s web site at www.sec.gov.

Interests of Certain Persons in the Merger

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. In addition, Morgan Joseph & Co. Inc. (“Morgan Joseph”), Roth Capital Partners, LLC (“Roth”), the directors and executive officers of Echo and the directors, officers and affiliates of XLNT may also be deemed to be participants in the solicitation of proxies. Information about Morgan Joseph, Roth and the directors and executive officers of Echo is set forth in the prospectus filed on March 17, 2006. Information about the directors and executive officers of XLNT as well as updated information about Morgan Joseph, Roth and the directors and officers of Echo will be included in the Proxy Statement/Prospectus. Morgan Joseph, Roth, the directors and executive officers of Echo and XLNT have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Echo generally. Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of Directors, option and stock holdings and indemnification.

Safe Harbor Statement

Except for the historical information contained herein, the matters set forth in this press release, including, but not limited to, statements as to the expected benefits of the combination of the two companies, veterinary hospital acquisitions, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “guidance,” “forecast,” “outlook” and similar expressions identify some, but not all, of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its prospectus filed with the SEC on March 17, 2006. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.